UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest even reported): March 6, 2017

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Zug, Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Switzerland		1214
(Address of principal executive offices)		(Zip Code)

+41 (22) 930-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a‑12 under the Securities Act (17 CFR 240.14a‑12)

☐  Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Furnished as Exhibit 99.1 to this Current Report on Form 8-K is the Company’s consolidated Swiss statutory financial statements, which comprise the consolidated balance sheets as of December 31, 2016 and 2015 and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows and notes thereto for each of the three years in the period ended December 31, 2016, which financial statements and reports thereon are incorporated herein by reference.

Furnished as Exhibit 99.2 to this Current Report on Form 8‑K is the Company’s standalone Swiss statutory financial statements which comprise the statement of operations, balance sheet and notes for the year ended December 31, 2016, which financial statements and reports thereon are incorporated herein by reference.

The information in this Current Report on Form 8-K is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The exhibits to this report furnished pursuant to Item 9.01 are as follows:

Number	Description
99.1

Consolidated Swiss statutory financial statements of Transocean Ltd. and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2016 and 2015 and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows and notes thereto for each of the three years in the period ended December 31, 2016

99.2	Standalone Swiss statutory financial statements of Transocean Ltd. which comprise the statement of operations, balance sheet and notes for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSOCEAN LTD.

Date: March 6, 2017	By	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person

Index to Exhibit

Number	Description
99.1

Consolidated Swiss statutory financial statements of Transocean Ltd. and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2016 and 2015 and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows and notes thereto for each of the three years in the period ended December 31, 2016

99.2	Standalone Swiss statutory financial statements of Transocean Ltd. which comprise the statement of operations, balance sheet and notes for the year ended December 31, 2016